EXHIBIT 10.1

                                SEVENTH AMENDMENT
                     TO ADDITIONAL SENIOR SECURITY AGREEMENT


      SEVENTH AMENDMENT, dated AS OF April 20, 2006 (the "Amendment"), to the Additional Senior Security Agreement referred to below, by and among (i) GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation, GENERAL DATACOMM, INC., a Delaware corporation ("GDC"), DATACOMM LEASING CORPORATION, a Delaware corporation, GDC HOLDING COMPANY, LLC, a Delaware limited liability company, GDC NAUGATUCK, INC., a Delaware corporation, GDC FEDERAL SYSTEMS, INC., a Delaware corporation, GDC REALTY, INC., a Texas corporation (each, a "Borrower" and collectively, the "Debtors") and Howard S. Modlin ("Modlin") and John L. Segall (together with their successors and assigns the "Secured Party")

      WHEREAS, the Debtors are obligated to repay certain indebtedness owing to Ableco Finance LLC as Agent and the Lenders under that certain Loan and Security Agreement dated as of August 20, 2002 (as amended, supplemented and otherwise modified from time to time, the " Senior Loan Agreement");

      WHEREAS, GDC and the other Debtors have requested that Modlin as a Secured Party change the terms of a demand loan made on February 17, 2006 in the amount of $250,000 which was used to replace $250,000 of the obligations owed to the Lenders under the Senior Loan Agreement to a term loan, fifty percent (50%) of which shall be payable one year from February 17, 2006 and fifty percent (50%) of which shall be payable two years from February 17, 2006 as reflected by an Additional Amended and Restated Note (the "Additional Amended and Restated Note") subject to (i) the execution and delivery of this Amendment by the Debtors, and (ii) the other terms and conditions set forth in this Amendment;

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:


      1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Additional Senior Security Agreement dated December 30, 2003 between the Debtors and the Secured Party as heretofore amended ( the "Security Agreement").

      2. Replacement Note. The Additional Amended and Restated Note including accrued interest shall be deemed a Note and Indebtedness under the Security Agreement.

      3. Indebtedness Secured. Paragraph 3 of the Security Agreement entitled "Indebtedness Secured" is amended by replacing the last sentence thereof in its entirety by the following new sentence "The Security Interest granted by Debtors secures payment of any and all indebtedness of Parent and its subsidiaries incurred under the Amended and Restated Notes and the Additional Amended and Restated Note payable to Modlin as a Secured Party dated April 20, 2006 in the original principal amount of $250,000 and which notes total $1,850,000 plus accrued interest (the "Notes.")

      4. Miscellaneous.

            (a) Continued Effectiveness of Security Agreement. Except as otherwise expressly provided herein, the Security Agreement shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any other provision of the Security Agreement.

            (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

            (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                            Borrowers:


                                            GENERAL DATACOMM INDUSTRIES, INC.
                                            a Delaware corporation


                                           By
                                             -----------------------------------

                                            Title:    Vice President
                                                  ------------------------------


                                            GENERAL DATACOMM, INC.,
                                            a Delaware corporation

                                            By
                                              ----------------------------------

                                            Title:   Vice President
                                                  ------------------------------

                                            DATACOMM LEASING CORPORATION,
                                            a Delaware corporation


                                            By
                                              ----------------------------------

                                            Title:      Vice President

                                            GDC HOLDING COMPANY, LLC,
                                            a Delaware limited liability company


                                            By
                                              ----------------------------------

                                            Title:   Vice President

                                            GDC FEDERAL SYSTEMS, INC.,
                                            a Delaware corporation


                                            By
                                              ----------------------------------

                                            Title:   Vice President

                                            GDC NAUGATUCK, INC.,
                                            a Delaware corporation


                                            By
                                              ----------------------------------

                                            Title:            Vice President


                                            GDC REALTY, INC.,
                                            a Texas corporation


                                            By
                                              ----------------------------------
                                            Title:            Vice President

                                            Secured Party

                                            ------------------------------------
                                            Howard S. Modlin

                                            ------------------------------------
                                            John L. Segall